UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): June 6, 2017
CVR ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-35781 (Commission File Number)	37-1702463 (I.R.S. Employer Identification Number)
2277 Plaza Drive, Suite 500 Sugar Land, Texas 77479 (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (281) 207-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 6, 2017, CVR Energy, Inc. (the “Company”) held its annual meeting of the stockholders of the Company. The stockholders of the Company voted on five proposals, consisting of (1) election of eight directors to the board of directors of the Company (the “Board”), (2) ratification of the appointment of Grant Thornton LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2017, (3) approval by a non-binding advisory vote of the Company’s named executive officer compensation (referred to as “Say-on-Pay”), (4) a non-binding advisory vote on the frequency of future Say-on-Pay voting and (5) re-approval of the Company's long term incentive plan. For more information regarding the foregoing proposals, please see the Company’s Proxy Statement dated April 27, 2017, which was filed with the Securities and Exchange Commission pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended.

At the annual meeting of the stockholders of the Company, (1) all of the Board’s nominees for director were elected, (2) the appointment of Grant Thornton LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2017 was ratified, (3) the stockholders approved, by a non-binding advisory vote, the Company’s named executive officer compensation (or “Say-on-Pay”), (4) the stockholders approved, by a non-binding advisory vote, future Say-On-Pay voting to occur every year and (5) the stockholders re-approved the Company's long term incentive plan. The voting results for each of the proposals are summarized below.

Proposal 1 - Election of Directors

The nominees listed below were elected to the Board, with the respective votes set forth opposite of each nominee’s name:

Director	Votes For	Votes Withheld	Votes Abstain	Broker Non-Votes
Bob G. Alexander	79,456,096	142,458	—	4,984,731
SungHwan Cho	76,484,090	3,114,464	—	4,984,731
Jonathan Frates	76,203,251	3,395,303	—	4,984,731
Carl C. Icahn	78,106,195	1,492,359	—	4,984,731
Andrew Langham	76,245,961	3,352,593	—	4,984,731
John J. Lipinski	78,444,776	1,153,778	—	4,984,731
Stephen Mongillo	79,385,705	212,849	—	4,984,731
James M. Strock	79,385,392	213,162	—	4,984,731

Proposal 2 - Ratify the Audit Committee’s Selection of Grant Thornton

The appointment by the Company’s Audit Committee of Grant Thornton LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2017 was ratified by the following vote:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
84,391,645	75,303	116,337	—

Proposal 3 - Non-Binding, Advisory Vote on Named Executive Officer Compensation (Say-on-Pay)

The stockholders approved, by a non-binding advisory vote, the Company’s named executive officer compensation (or “Say-on-Pay”) by the following vote:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
74,402,262	5,131,000	65,292	4,984,731

Proposal 4 - Non-Binding, Advisory Vote on the Frequency of Future Say-on-Pay Voting

The stockholders approved, by a non-binding advisory vote, the frequency of future Say-on-Pay voting every year by the following vote:

Every 1 Year	Every 2 Years	Every 3 Years	Votes Abstain	Broker Non-Votes
77,983,554	86,363	1,497,949	30,687	4,984,732

Proposal 5 - Re-Approval of the Company's Long Term Incentive Plan

The stockholders re-approved the Company's long term incentive plan by the following vote:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
77,848,460	1,711,184	38,909	4,984,732

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 12, 2017

CVR Energy, Inc.

By:	/s/ John R. Walter
John R. Walter
Senior Vice President, General Counsel and Secretary